UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                ----------------


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of Earliest Event Reported): October 25, 2006

                                TIME WARNER INC.

             (Exact Name of Registrant as Specified in its Charter)


Delaware                              1-15062                         13-4099534
--------                              -------                         ----------
(State or Other Jurisdiction    (Commission File Number)           (IRS Employer
 of Incorporation)                                           Identification No.)

                One Time Warner Center, New York, New York 10019
                ------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

                                  212-484-8000
                                  ------------
              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
                                 ---------------
          (Former Name or Former Address, if Changed Since Last Report)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01  Entry into a Material Definitive Agreement.

On October 25, 2006, the Compensation and Human Development Committee of the Board of Directors of Time Warner Inc. (the "Company") approved the grant of 250,000 restricted stock units to Paul T. Cappuccio, Executive Vice President and General Counsel of the Company (the "Executive"), for purposes of retaining the services of the Executive over the next four years. The award of restricted stock units will vest in two equal installments, with one-half of the award vesting on the third anniversary of the grant date and the remaining one-half of the award vesting on the fourth anniversary of the grant date. Vesting of the restricted stock units will occur immediately in the event of the Executive's termination of employment due to death, disability, retirement or by the Company without cause. Any unvested restricted stock units will not vest and will be forfeited if the Executive terminates his employment voluntarily or it is terminated by the Company for cause. The form of agreement for the award is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.


Item 9.01  Financial Statements and Exhibits.

Exhibit        Description
------         -----------

10.1 Form of Restricted Stock Units Agreement, RSU Agreement, Version 2 (Full Vesting on Termination without Cause).

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          TIME WARNER INC.

                                              /s/ Wayne H. Pace
                                          By: ----------------------------------
                                              Name:  Wayne H. Pace
                                              Title: Executive Vice President
                                                     and Chief Financial Officer

  Date:  October 27, 2006

                                  EXHIBIT INDEX



Exhibit        Description
------         -----------

10.1 Form of Restricted Stock Units Agreement, RSU Agreement, Version 2 (Full Vesting on Termination without Cause).